EXHIBIT 24





			     POWER OF ATTORNEY


	  KNOW ALL MEN BY THESE PRESENTS, that I, M. DOUGLAS IVESTER,
Chairman of the Board of Directors of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Senior Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Senior Vice President and General Counsel of the Company, Philip H. Sanford, Senior Vice President, Finance and Administration of the Company and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and amendments to registration statements on Form
S-8, in connection with the issuance of securities of the Company pursuant to the terms of the Coca-Cola Enterprises Inc. Directors Stock Option Plan, or any amendment or supplement thereto, and causing such plan or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

	  IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of December, 1996.

					    S/ M. DOUGLAS IVESTER
					    _______________________________
					    M. Douglas Ivester, Director,
					    Coca-Cola Enterprises Inc.
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			     POWER OF ATTORNEY


	  KNOW ALL MEN BY THESE PRESENTS, that I, JOHN L. CLENDENIN, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Senior Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Senior Vice President and General Counsel of the Company, Philip H. Sanford, Senior Vice President, Finance and Administration of the Company and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and amendments to registration statements on Form S-8, in connection with the issuance of securities of the Company pursuant to the terms of the Coca-Cola Enterprises Inc. Directors Stock Option Plan, or any amendment or supplement thereto, and causing such plan or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

	  IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of December, 1996.

					   S/ JOHN L. CLENDENIN
					   _______________________________
					   John L. Clendenin, Director,
					   Coca-Cola Enterprises Inc.
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			     POWER OF ATTORNEY


	  KNOW ALL MEN BY THESE PRESENTS, that I, JOHNNETTA B. COLE, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Senior Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Senior Vice President and General Counsel of the Company, Philip H. Sanford, Senior Vice President, Finance and Administration of the Company and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and amendments to registration statements on Form S-8, in connection with the issuance of securities of the Company pursuant to the terms of the Coca-Cola Enterprises Inc. Directors Stock Option Plan, or any amendment or supplement thereto, and causing such plan or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

	  IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of December, 1996.

					  S/ JOHNNETTA B. COLE
					  _______________________________
					  Johnnetta B. Cole, Director,
					  Coca-Cola Enterprises Inc.
PAGE
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			     POWER OF ATTORNEY


	  KNOW ALL MEN BY THESE PRESENTS, that I, CLAUS M. HALLE, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Senior Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Senior Vice President and General Counsel of the Company, Philip H. Sanford, Senior Vice President, Finance and Administration of the Company and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and amendments to registration statements on Form S-8, in connection with the issuance of securities of the Company pursuant to the terms of the Coca-Cola Enterprises Inc. Directors Stock Option Plan, or any amendment or supplement thereto, and causing such plan or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

	  IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of December, 1996.

				      S/ CLAUS M. HALLE
				      _______________________________
				      Claus M. Halle, Director,
				      Coca-Cola Enterprises Inc.
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			     POWER OF ATTORNEY


	  KNOW ALL MEN BY THESE PRESENTS, that I, L. PHILLIP HUMANN, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Senior Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Senior Vice President and General Counsel of the Company, Philip H. Sanford, Senior Vice President, Finance and Administration of the Company and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and amendments to registration statements on Form S-8, in connection with the issuance of securities of the Company pursuant to the terms of the Coca-Cola Enterprises Inc. Directors Stock Option Plan, or any amendment or supplement thereto, and causing such plan or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

	  IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of December, 1996.

					S/ L. PHILLIP HUMANN
					_______________________________
					L. Phillip Humann, Director,
					Coca-Cola Enterprises Inc.
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			     POWER OF ATTORNEY


	  KNOW ALL MEN BY THESE PRESENTS, that I, E. NEVILLE ISDELL, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Senior Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Senior Vice President and General Counsel of the Company, Philip H. Sanford, Senior Vice President, Finance and Administration of the Company and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and amendments to registration statements on Form S-8, in connection with the issuance of securities of the Company pursuant to the terms of the Coca-Cola Enterprises Inc. Directors Stock Option Plan, or any amendment or supplement thereto, and causing such plan or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

	  IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of December, 1996.

					   S/ E. NEVILLE ISDELL
					   ______________________________
					   E. Neville Isdell, Director,
					   Coca-Cola Enterprises Inc.
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			     POWER OF ATTORNEY


	  KNOW ALL MEN BY THESE PRESENTS, that I, JOHN E. JACOB, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Senior Vice President and Chief Financial Officer of the Company,
Lowry F. Kline, Senior Vice President and General Counsel of the Company, Philip H. Sanford, Senior Vice President, Finance and Administration of the Company and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and amendments to registration statements on Form S-8, in connection with the issuance of securities of the Company pursuant to the terms of the Coca-Cola
Enterprises Inc. Directors Stock Option Plan, or any amendment or supplement thereto, and causing such plan or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

	  IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of December, 1996.

					   S/ JOHN E. JACOB
					   _______________________________
					   John E. Jacob, Director,
					   Coca-Cola Enterprises Inc.
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			     POWER OF ATTORNEY


	  KNOW ALL MEN BY THESE PRESENTS, that I, HOWARD G. BUFFETT, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Senior Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Senior Vice President and General Counsel of the Company, Philip H. Sanford, Senior Vice President, Finance and Administration of the Company and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and amendments to registration statements on Form S-8, in connection with the issuance of securities of the Company pursuant to the terms of the Coca-Cola Enterprises Inc. Directors Stock Option Plan, or any amendment or supplement thereto, and causing such plan or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

	  IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of December, 1996.

					   S/ HOWARD G. BUFFETT
					   _______________________________
					   Howard G. Buffett, Director,
					   Coca-Cola Enterprises Inc.
PAGE
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			     POWER OF ATTORNEY


	  KNOW ALL MEN BY THESE PRESENTS, that I, ROBERT A. KELLER, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Senior Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Senior Vice President and General Counsel of the Company, Philip H. Sanford, Senior Vice President, Finance and Administration of the Company and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and amendments to registration statements on Form S-8, in connection with the issuance of securities of the Company pursuant to the terms of the Coca-Cola Enterprises Inc. Directors Stock Option Plan, or any amendment or supplement thereto, and causing such plan or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

	  IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of December, 1996.

					   S/ ROBERT A. KELLER
					   _______________________________
					   Robert A. Keller, Director,
					   Coca-Cola Enterprises Inc.
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			     POWER OF ATTORNEY


	  KNOW ALL MEN BY THESE PRESENTS, that I, SCOTT L. PROBASCO, JR., a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Senior Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Senior Vice President and General Counsel of the Company, Philip H. Sanford, Senior Vice President, Finance and Administration of the Company and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and amendments to registration statements on Form S-8, in connection with the issuance of securities of the Company pursuant to the terms of the Coca-Cola Enterprises Inc. Directors Stock Option Plan, or any amendment or supplement thereto, and causing such plan or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

	  IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of December, 1996.

				      S/ SCOTT L. PROBASCO, JR.
				      _______________________________
				      Scott L. Probasco, Jr., Director,
				      Coca-Cola Enterprises Inc.
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			     POWER OF ATTORNEY


	  KNOW ALL MEN BY THESE PRESENTS, that I, HENRY A. SCHIMBERG, President, Chief Operating Officer and a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Senior Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Senior Vice President and General Counsel of the Company, Philip H. Sanford, Senior
Vice President, Finance and Administration of the Company and J. Guy
Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and amendments to registration statements on Form S-8, in connection with the issuance of securities of the Company pursuant to the terms of the Coca-Cola Enterprises Inc. Directors Stock Option Plan, or any amendment or supplement thereto, and causing such plan or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

	  IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of December, 1996.

					 S/ HENRY A. SCHIMBERG
					 _______________________________
					 Henry A. Schimberg, Director,
					 Coca-Cola Enterprises Inc.
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			     POWER OF ATTORNEY


	  KNOW ALL MEN BY THESE PRESENTS, that I, FRANCIS A. TARKENTON, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Senior Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Senior Vice President and General Counsel of the Company, Philip H. Sanford, Senior Vice President, Finance and Administration of the Company and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and amendments to registration statements on Form S-8, in connection with the issuance of securities of the Company pursuant to the terms of the Coca-Cola Enterprises Inc. Directors Stock Option Plan, or any amendment or supplement thereto, and causing such plan or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

	  IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of December, 1996.

					  S/ FRANCIS A. TARKENTON
					  _______________________________
					  Francis A. Tarkenton, Director,
					  Coca-Cola Enterprises Inc.
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